Fees Summary	Mar. 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,657.20
Total Transaction Valuation	12,000,000.00
Total Offset Amount	1,657.20
Net Fee	$ 0.00